As filed with the Securities and Exchange Commission on May 2, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

First Trust/abrdn Global Opportunity Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Special Proxy Vote

Your Vote Matters!

Vote the white proxy card “FOR” FSD, FAM, FGB, and MFD.

Visit www.proxyvote.com to vote your shares.

Questions? Call EQ Fund Solutions at 866-620-8437.

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Proxy Voting Instructions

We encourage you to vote in the Fund’s upcoming special proxy vote. Click here to vote online.

Questions? Contact EQ Fund Solutions at 866-620-8437. Click here for the Fund’s Special Proxy Statement.